EXHIBIT 99.1

                                  CERTIFICATION

                                       Pursuant to Section 906 of the
                         Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
                         Section 1350, Chapter 63 of Title 18, United States
                         Code)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of MDI Entertainment, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 (the "Form 10-QSB") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   November 19, 2002          /s/Steven M. Saferin
         ------------------         -------------------------------------------
                                            Steven M. Saferin
                 President, Chief Executive Officer and Director
                                            (Principal Executive Officer)


Dated:   November 19, 2002          /s/Kenneth M. Przysiecki
         ------------------         -------------------------------------------
                                            Kenneth M. Przysiecki
                                            Senior Vice President, Accounting
                                            and Administration, Corporate
                                            Secretary and Director
                  (Principal Financial and Accounting Officer)




         The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as a separate disclosure document.